UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2026

Non-Invasive Monitoring Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180

Miami, Florida 33137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 575-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2026, Non-Invasive Monitoring Systems, Inc. (the “Company”) filed Articles of Amendment to the Articles of Incorporation (the “Amendment”) with the Department of State of the State of Florida to revise the indemnification provisions therein.

In addition, on September 17, 2026, the Company filed Articles of Validation with the Department of State of the State of Florida for the purpose of validating defective corporate actions.

The foregoing description of the Amendment and Articles of Validation are not complete and are subject to and qualified in its entirety by reference to the Amendment and Articles of Validation, copies of which are filed with this Current Report on Form 8-K as Exhibit 3.1 and 3.2, and the terms of which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
3.1	Articles of Amendment to the Articles of Incorporation - Indemnification
3.2	Articles of Validation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2026	NON-INVASIVE MONITORING SYSTEMS, INC.

	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer